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                                                                   EXHIBIT 10.10

                          FINANCIAL ADVISORY AGREEMENT

                  THIS FINANCIAL ADVISORY AGREEMENT (this "Agreement") is made and entered into effective as of April 23, 1998, among Specialty Teleconstructors, Inc., a Nevada corporation ("Holdings"), OmniAmerica Holdings Corporation, a Delaware corporation ("OmniAmerica"), OmniAmerica, Inc., a Delaware corporation ("OAI"), Novak & Lackey Construction Co., Inc., an Oklahoma corporation ("Novak"), Specialty Management, Inc., a Nevada corporation ("SMI"), Microwave Tower Services, Inc., an Oregon corporation ("MTS"), Specialty Constructors, Inc., a New Mexico corporation ("SCI"), Specialty Constructors Coatings, Inc., a Nevada corporation ("SCCI"), Specialty Capital Services, Inc., a Nevada corporation ("SCS"), Specialty Combined Resources, Inc., a Texas corporation ("SCR"), Specialty Fortress, Inc., a Nevada corporation ("SFI"), Specialty Training Centers, Inc., a Nevada corporation ("STC"), South Atlantic Tower Corporation, a Delaware corporation ("SATC"), and OmniTower, Ltd., a Florida limited partnership ("OmniTower" and, together with Holdings, OmniAmerica, OAI, Novak, SMI, MTS, SCI, SCCI, SCS, SCR, SFI, STC and SATC, the "Clients") and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

                  WHEREAS, HMTF/Omni Partners, L.P., a Delaware limited partnership controlled by an affiliate of HMCo ("OmniPartners"), owns as of the date hereof and prior to the Merger (as defined in the Merger Agreement) all of the issued and outstanding shares of capital stock of OmniAmerica, which in turn owns, directly or indirectly, all of the issued and outstanding shares of capital stock and partnership interests, as applicable, of OAI, SATC and OmniTower; and

                  WHEREAS, OmniPartners simultaneously herewith is acquiring approximately 45.8% of the issued and outstanding shares of common stock, par value $.01 per share, of Holdings ("Holdings Common Stock") pursuant to that certain Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 22, 1998, among Holdings, OAI Acquisition Corp., a Delaware corporation and wholly-owned

NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN PARAGRAPH 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON IDENTIFIED THEREIN.


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subsidiary of Holdings, OmniAmerica, OAI, OmniPartners and Omni/HSW Acquisition,
Inc., a Delaware corporation (the "Merger Transaction"); and

                  WHEREAS, the Clients have requested that HMCo render, and HMCo has rendered, financial advisory services to them in connection with the negotiation of the Merger Transaction; and

                  WHEREAS, the Clients have requested that HMCo render financial advisory, investment banking, and other similar services to them with respect to any future proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring, or other similar transaction directly or indirectly involving the Clients or any of their respective subsidiaries, and any other person or entity (collectively, "Subsequent Transactions").

                  NOW, THEREFORE, in consideration of the services rendered and to be rendered by HMCo to the Clients, and to evidence the obligations of the Clients to HMCo and the mutual covenants herein contained, the Clients hereby jointly and severally agree as follows:

                  1.       Retention.

                  (a) Each of the Clients hereby acknowledges that it has retained HMCo, and HMCo acknowledges that it has acted, as financial advisor to the Clients in connection with the Merger Transaction.

                  (b) Each of the Clients acknowledges that it has retained HMCo as its exclusive financial advisor in connection with any Subsequent Transactions that may be consummated during the term of this Agreement, and that the Clients will not retain any other person or entity to provide such services in connection with any such Subsequent Transaction without the prior written consent of HMCo. HMCo agrees that it shall provide such financial advisory, investment banking, and other similar services in connection with any such Subsequent Transaction as may be requested from time to time by the Board of Directors of Holdings.

                  2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof or (ii) the date on which Hicks, Muse, Tate & Furst Incorporated ("HMTF") or its successors and their respective affiliates (including, without limitation, any equity fund sponsored by HMTF or its successors including, without limitation, Hicks, Muse, Tate & Furst Equity Fund III, L.P., a Delaware limited partnership, and its affiliates) shall cease to own beneficially, directly or indirectly, at


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least 33.33% of the number of shares of Holdings Common Stock issued to
OmniPartners on the Closing Date; provided, however, that notwithstanding the foregoing, this Agreement shall continue for so long as HMTF and its affiliates own beneficially, directly or indirectly, securities of Holdings or its successors with a market value of at least $25 million. "Closing Date" shall mean the date on which the transactions contemplated by the Merger Agreement are consummated. For purposes of this Section 2, any calculation of the number of securities owned beneficially, directly or indirectly, by HMTF and its affiliates shall be determined in good faith by the Board of Directors of Holdings, as follows: (i) "owned" shall mean beneficial ownership, determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) each calculation shall be adjusted for subsequent stock splits, reverse stock splits, stock combinations, recapitalizations, stock dividends and the like.

                  3. Compensation. As compensation for HMCo's financial advisory, investment banking, and other similar services rendered in connection with any Subsequent Transaction pursuant to Section 1(b) hereof, the applicable Client shall, and the other Clients shall cause such Client to, pay to HMCo, at the closing of any such Subsequent Transaction, a cash fee equal to 1.5% of the Transaction Value of such Subsequent Transaction. As used herein, the term "Transaction Value" means the total value of the Subsequent Transaction, including, without limitation, the aggregate amount of the funds required to complete the Subsequent Transaction (excluding any fees payable pursuant to this Section 3) including the amount of any indebtedness, preferred stock or similar items assumed (or remaining outstanding).

                  4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients agree, jointly and severally, to reimburse HMCo, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including, without limitation, fees and disbursements of counsel) incurred by HMCo (a) as financial advisor to the Clients in connection with the Merger Transaction; provided, however, that such reimbursable disbursements and expenses shall not exceed $50,000.00 or (b) in connection with the performance by it of the services contemplated by Section 1(b) hereof.

                  5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of HMCo, its affiliates, and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Exchange Act, if any, agents and employees (HMCo, its affiliates, and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including,


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without limitation, those arising out of an Indemnified Person's negligence and reasonable fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any Client or (ii) actions taken or omitted to be taken by an Indemnified Person with any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of HMCo's engagement hereunder, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, reasonable fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to HMCo's engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. The Clients also agree that neither HMCo nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from HMCo's bad faith, gross negligence or willful misconduct. Each of the Clients further agrees that none of them will, without the prior written consent of HMCo, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

                  The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each of the Clients hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against HMCo or any other Indemnified Person.


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                  It is understood that, in connection with HMCo's engagement,
HMCo may also be engaged to act for any Client in one or more additional capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagement(s).

                  Each of the Clients further understands and agrees that if HMCo is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

                  6. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its direct or indirect subsidiaries to it solely in its capacity as a financial advisor, unless the applicable Client consents to the divulging thereof or such information, secret processes, or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

                  7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

                  8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties without the prior written consent of the other parties.

                  9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.


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                  10. Other Understandings. All discussions, understandings, and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the agreement of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed as of the day and year first above written.

                          HICKS, MUSE & CO. PARTNERS, L.P.

                          By: HM PARTNERS INC., its General
                              Partner


                              By: /s/ LAWRENCE D. STUART, JR.
                                 ------------------------------------
                              Name: Lawrence D. Stuart, Jr.
                                   ----------------------------------
                              Title: Managing Director and Principal
                                    ---------------------------------



                          SPECIALTY TELECONSTRUCTORS, INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: President
                                    ---------------------------------



                          OMNIAMERICA HOLDINGS CORPORATION


                              By: /s/ DANIEL S. DROSS
                                 ------------------------------------
                              Name: Daniel S. Dross
                                   ----------------------------------
                              Title: Vice President and Secretary
                                    ---------------------------------



                          OMNIAMERICA, INC.


                              By: /s/ DANIEL S. DROSS
                                 ------------------------------------
                              Name: Daniel S. Dross
                                   ----------------------------------
                              Title: Vice President,Secretary
                                    ---------------------------------
                                     and Treasurer
                                    ---------------------------------


                          NOVAK & LACKEY CONSTRUCTION CO.,
                          INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: Assistant Secretary
                                    ---------------------------------



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                              SPECIALTY MANAGEMENT, INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: President
                                    ---------------------------------



                              MICROWAVE TOWER SERVICES, INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: Assistant Secretary
                                    ---------------------------------



                              SPECIALTY CONSTRUCTORS, INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: President
                                    ---------------------------------



                              SPECIALTY CONSTRUCTORS COATINGS,
                              INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: President
                                    ---------------------------------



                              SPECIALTY CAPITAL SERVICES, INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: President
                                    ---------------------------------



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                              SPECIALTY COMBINED RESOURCES, INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: President
                                    ---------------------------------



                              SPECIALTY FORTRESS, INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: President
                                    ---------------------------------



                              SPECIALTY TRAINING CENTERS, INC.


                              By: /s/ MICHAEL R. BUDAGHER
                                 ------------------------------------
                              Name: Michael R. Budagher
                                   ----------------------------------
                              Title: President
                                    ---------------------------------



                              SOUTH ATLANTIC TOWER CORPORATION


                              By: /s/ F. HOWARD MANDEL
                                 ------------------------------------
                              Name: F. Howard Mandel
                                   ----------------------------------
                              Title: Vice President and
                                    ---------------------------------
                                     Assistant Secretary
                                    ---------------------------------


                              OMNITOWER, LTD.
                                By: South Atlantic Tower Corporation,
                                    its general partner

                              By: /s/ F. HOWARD MANDEL
                                 ------------------------------------
                              Name: F. Howard Mandel
                                   ----------------------------------
                              Title: Vice President and
                                    ---------------------------------
                                     Assistant Secretary
                                    ---------------------------------